FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into on September 25, 2026 (the “Fifth Amendment Closing Date”), by and between EAST WEST BANK, a California banking corporation (“EWB”), as Administrative Agent and a Lender, and SCP PRIVATE CREDIT INCOME BDC LLC, a Delaware limited liability company (“Borrower”). Subject to the satisfaction of the conditions precedent set forth in Section 14 hereof, the amendments to the Agreement set forth herein shall become effective as of December 31, 2026 (the “Fifth Amendment Effective Date”).

RECITALS

Borrower and EWB are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 4, 2021, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of December 28, 2022, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 22, 2023, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 27, 2024, and that certain Default Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of November 25, 2025 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.
The following defined terms in Section 1.1 of the Agreement and their respective definitions are amended and restated to read in full as follows:

“Prime-Based Rate” means fourteen hundredths of one percent (0.14%) above the Prime Rate; provided that, the Prime-Based Rate shall in no case be less than 0% per annum.

“Revolving Maturity Date” means December 31, 2027.

“Term SOFR-based Rate” means, for any Interest Period for a Term SOFR-based Advance, a rate per annum equal to the sum of (i) the Term SOFR Rate for such Interest Period, plus (ii) 2.50%.

2.
The following defined term and its definition in Section 1.1 of the Agreement is deleted in its entirety:

“Average Quarterly Balance”.

3.
Section 2.3(a) of the Agreement is amended and restated to read in full as follows:

“(a) Interest Rate. Except as set forth in Section 2.3(b), (i) Prime-Based Advances shall bear interest, on the outstanding daily balance thereof, at a floating rate of interest equal to the Prime-Based Rate and (ii) Term SOFR-based Advances shall bear interest, on the outstanding daily balance thereof, at a rate of interest equal to the Term SOFR-based Rate.”

4.
Section 2.5(a) of the Agreement is amended and restated to read in full as follows:

“(a) Unused Fee. Borrower shall pay to Administrative Agent, to be distributed by Administrative Agent to the Lenders (other than any Defaulting Lender) in accordance with each Lender’s Revolving Percentage, an unused fee equal to one quarter of one percent (0.25%) per annum (which shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed), of the daily unused portion of the Revolving Line, as determined by Administrative Agent, which fee shall be payable quarterly in arrears within five (5) Business Days after receipt of an invoice therefor sent after the last day of each such quarter and shall be nonrefundable.”

5.
Section 2.5(c) of the Agreement is amended and restated to read in full as follows:

“(c) Extension Fee. Borrower shall pay to Administrative Agent, in connection with each one-year extension of the Revolving Maturity Date, a fully earned, non-refundable facility fee equal to one quarter of one percent (0.25%) of the Revolving Commitment as of the closing date with respect to such extension (the “Extension Facility Fee”). The Extension Facility Fee shall be fully earned and due and payable in one lump-sum payment on such closing date, notwithstanding that the effective date of such extension may occur after such closing date.”

6.
The notice address of EWB, as Administrative Agent or a Lender set forth in Article 10 of the Agreement is amended and restated to read in full as follows:

“If to EWB, as Administrative Agent or a Lender:	EAST WEST BANK 345 Park Ave., 17th Fl New York, NY 10154 Attn: Arquelio Semidey Email: Arquelio.Semidey@eastwestbank.com cc: fundfinanceloans@eastwestbank.com”

7.
Exhibit B-1 to the Agreement is hereby replaced in its entirety with Exhibit B-1 attached hereto.
8.
Exhibit D to the Agreement is hereby replaced in its entirety with Exhibit D attached hereto.
9.
No course of dealing on the part of Administrative Agent, any Lender or their respective officers, nor any failure or delay in the exercise of any right by Administrative Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s and/or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Administrative Agent or such Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent or Lenders, as applicable.
10.
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. From and after the Fifth Amendment Closing Date through but excluding the Fifth Amendment Effective Date, the Agreement and the other Loan Documents shall continue in full force and effect without giving effect to the amendments set forth herein. From and after the Fifth Amendment Effective Date, the Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent or Lenders under the Agreement. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
11.
Borrower represents and warrants on and as of each of the Fifth Amendment Closing Date and the Fifth Amendment Effective Date that the (a) representations and warranties contained in the Agreement are true and correct in all material respects on and as of such date, by reference to the facts and circumstances then existing and as if made on and as of such date, and as if references to “Closing Date” were a reference to such date; provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date, (b) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to general equitable principals (whether considered in a proceeding in equity or at law) and (c) no Event of Default has occurred and is continuing on such date.
12.
Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting in accordance with the terms thereof; and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

13.
From and after the Fifth Amendment Effective Date, each reference in the Agreement to “this Agreement”, “this Loan Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
14.
This Amendment shall be a Loan Document.
15.
This Amendment, and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties hereto, and/or the interpretation and enforcement of the rights and duties of the parties hereto will be governed by the laws of the State of New York.
16.
As conditions to the effectiveness of this Amendment, Administrative Agent shall have received, on or before the Fifth Amendment Closing Date, in form and substance satisfactory to Administrative Agent, the following:
(a)
this Amendment, duly executed by Borrower;
(b)
an Affirmation of Investor and Security Agreement, duly executed by SCP Private Credit (BDC) Access LP, a Delaware limited partnership, SCP Private Credit (BDC) Access Advisors LLC, a Delaware limited liability company and Administrative Agent;
(c)
an Affirmation of Amended and Restated Collateral Assignment of Capital Call Rights, duly executed by SLR Capital Partners, LLC, a Delaware limited liability company, and Borrower;
(d)
to the extent executed, amended, revised or updated, as applicable, after the Closing Date and not previously delivered to Administrative Agent, (i) copies of any side letters and subscription agreements with respect to interests in Borrower, (ii) copies of any amendments to side letters or subscription agreements previously delivered to Administrative Agent and (iii) certified copies of any amendments to the Operating Agreement or any operating or limited liability company agreement of entities acting on behalf of Borrower;
(e)
a certificate with respect to Borrower’s certificate of good standing, Operating Documents, incumbency and resolutions of the Board of Directors authorizing the execution and delivery of this Amendment and such other documents required in connection with this Amendment;
(f)
a fully earned and non-refundable Extension Facility Fee equal to Eighty Thousand Dollars ($80,000) payable in accordance with Section 2.5(c), which may be debited from any of Borrower’s accounts; and
(g)
all reasonable Lender Expenses incurred through the Fifth Amendment Closing Date, including, for the avoidance of doubt, attorney’s fees and expenses owing to Sidley Austin LLP, which may be debited from any of Borrower’s accounts.
(h)
If the conditions set forth in this Section 14 have not been satisfied on or prior to the Fifth Amendment Effective Date, the amendments to the Agreement set forth herein shall not become effective unless otherwise agreed in writing by Administrative Agent in its sole discretion.
17.
This Amendment and any other Loan Document may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement or Loan Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment or any other Loan Document (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof or thereof.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Fifth Amendment Closing Date.

SCP PRIVATE CREDIT INCOME BDC LLC, a Delaware limited liability company

By:

Name: Shiraz Y. Kajee

Title: Authorized Person

By:

Name: Bruce Spohler

Title: Co-Chief Executive Officer and Chief Operating Officer

[Signature Page to Fifth Amendment
to Amended and Restated Loan and Security Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Fifth Amendment Closing Date.

EAST WEST BANK, as Administrative Agent and a Lender

By:

Name:

Title:

[Signature Page to Fifth Amendment
to Amended and Restated Loan and Security Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4

Exhibit B-1

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR PROCESSING IS 12:00 p.m. Eastern time (i) on the Business Day the Advance is requested to be made, if the Advance is a Prime-Based Advance, or (ii) on the Business Day that is at least two (2) Business Days prior to the Business Day the Advance is to be made, if the Advance is a Term SOFR-Based Advance.

To: fundfinanceloans@eastwestbank.com Date:
Copy:
FAX #:

FROM

Borrower’s Name: SCP PRIVATE CREDIT INCOME BDC LLC Authorized Signer’s Name: Authorized Signature:

All representations and warranties of Borrower stated in the Amended and Restated Loan and Security Agreement, as amended, restated, supplemented or otherwise modified from time to time, are true and correct in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date.

DRAWDOWN	PAYDOWN
FROM LOAN #: ____________	FROM ACCOUNT #: TO LOAN#: __________ PRINCIPAL AMOUNT: INTEREST AMOUNT:
TO ACCOUNT #
New Term SOFR-based Advance? Y N If yes, Term SOFR advance is for: 1 month
Conversion of Prime-based Advance to Term SOFR-based Advance Y N If yes, Term SOFR advance is for: 1 month

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE) YES / NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number
The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Amount	[SAME AS AMOUNT OF DRAWDOWN ABOVE]
*Routing Number (ABA/SWIFT/IBAN)

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4

*Receiving Institution Name
*Receiving Institution Address
Other Instructions

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4

Exhibit d

COMPLIANCE CERTIFICATE

TO: EAST WEST BANK
E-mail: fundfinanceloans@eastwestbank.com

FROM: SCP PRIVATE CREDIT INCOME BDC LLC

The undersigned authorized officer of SCP PRIVATE CREDIT INCOME BDC LLC hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated as of October 4, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Borrower from time to time party thereto, EAST WEST BANK, a California banking corporation, as Administrative Agent and a Lender, and each of the other lending institutions that are Lenders from time to time party thereto: (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies in his/her official (and not personal capacity) that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Annual financial statements (CPA Audited), and annual Member Reports	FYE within 120 days	Yes	No
Borrower-prepared financial statements, Compliance Certificate, Capital Table, and Capital Call history	Quarterly within 60 days	Yes	No
Borrowing Base Certificate	Monthly within 30 days and with each Advance	Yes	No

Covenants	Required	Complies
Maximum Defaulting Investors	Within 15 days of due date, no more than 10% in the aggregate for each Capital Call Number of defaults: ; Aggregate dollar value of defaults: ; Individual defaults listed on attached.	Yes	No
Transfers of Membership Interests	Individual transfers listed on attached	Yes	No

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Sincerely, SCP PRIVATE CREDIT INCOME BDC LLC By: Michael S. Gross Co-Chief Executive Officer and President Date: By: Bruce Spohler Co-Chief Executive Officer and Chief Operating Officer Date:	Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status Yes No

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4925-3822-6886v.4" "" 4925-3822-6886v.4